Exhibit 10.1

Confidential Treatment Requested by Tesla Motors, Inc.

AMENDMENT NO. 1

TO

SUPPLY AND SERVICES AGREEMENT

This Amendment No. 1 to Supply and Services Agreement (“Agreement”) is made and entered into as of April 30, 2012 (“Effective Date”) by and between Toyota Motor Engineering & Manufacturing North America, Inc., a Kentucky corporation, with offices at 25 Atlantic Avenue, Erlanger, Kentucky 41018 (“TEMA”), on behalf of itself and as purchasing and paying agent for TMMC (defined below) and Tesla Motors, Inc., a Delaware corporation, with offices at 3500 Deer Creek Road, Palo Alto, CA 94304, U.S.A. (“Tesla”). Toyota and Tesla may be referred to herein each individually as a “Party” and collectively as the “Parties”.

RECITALS

A. TMC (as defined below) and Tesla have executed that certain Prototype Lease to Use and Services Agreement, dated July 15, 2010, pursuant to which Tesla will: (i) lease to TMC and its affiliates for their use operational prototype RAV4 electric vehicles that Tesla will equip with an existing Tesla powertrain system; and (ii) provide services to customize RAV4s owned by TMC to equip such RAV4s with an existing Tesla powertrain system;

B. TMC and Tesla have executed that certain Phase 1 Contract Services Agreement, dated October 6, 2010 (the “Phase 1 Agreement”), pursuant to which TMC and Tesla will develop: (i) certain interfaces and technology between a Tesla powertrain system and the RAV4; and (ii) the final specifications for RAV4 EV (as defined below);

C. Tesla and TEMA have executed that Supply and Services Agreement, dated as of July 15, 2011 (the “Original Agreement”) pursuant to which Tesla shall provide to TEMA and/or to related or affiliated entities certain Production Parts, Service Parts and Services, all as more particularly defined and set forth in the Original Agreement; and

D. Tesla and TEMA now desire to amend the Original Agreement as more particularly set forth herein.

NOW, THEREFORE, for a good and valuable consideration and intending to be bound hereby, the Parties agree as follows:

1. SUBSTITUTION OF NEW EXHIBIT J.

1.1 Exhibit J of the Original Agreement is hereby deleted and there is substituted in its place a new Exhibit J in the form attached hereto and incorporated herein by reference.

2. ORIGINAL AGREEMENT REMAINS IN EFFECT.

2.1 Impact on Original Agreement. Except as expressly modified herein, the Original Agreement remains in full force and effect in accordance with its terms and by executing this Amendment No. 1 neither party waives any rights it may have with respect to matters occurring prior to the date hereof.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to Supply and Services Agreement by persons duly authorized as of the date and year first above written.

TOYOTA MOTOR ENGINEERING & MANUFACTURING NORTH AMERICA, INC.		TESLA MOTORS, INC.

By:	/s/ Shigeki Terashi	By:	/s/ JB Straubel
Name:	Shigeki Terashi	Name:	JB Straubel
Title:	President	Title:	Chief Technical Officer

Date:	April 30, 2012	Date:	March 31, 2012

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit J

Warranty/Warranty Cost Processing

Warranty—Powertrain Battery

[***]

Warranty—All Other Parts (Except Service Parts and Testing Equipment)

[***]

Warranty – Service Parts (Except the Powertrain Battery)

[***]

Warranty – Service Parts (Powertrain Battery)

[***]

Warranty Cost Apportionment

Warranty costs shall be apportioned between Tesla and Toyota in the following manner:

[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Defective Parts

[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Recall/Field Action Costs

[***]

Other Repair Parts

[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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